SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  June 20, 2003
(Date of earliest event reported)

Commission File No.:  333-98129



                    Wells Fargo Asset Securities Corporation


        Delaware                                              52-1972128
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(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)

7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                        (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events

      On June 20, 2003, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), amended the Pooling and Servicing Agreement relating to the Mortgage Pass-Through Certificates, Series 2003-1, dated as of February 26, 2003, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank") and Wachovia Bank, National Association, as trustee (the "Agreement"), to cure a mistake in the amount set forth in Section 11.06 of the Pooling and Servicing Agreement. A copy of the amendment is filed as an exhibit hereto.

      ITEM 7.     Financial Statements and Exhibits

      (c)  Exhibits

Item 601(a)
of Regulation S-K

 Exhibit No.                          Description
 -----------                          -----------

      (EX-4) Amendment No. 1, dated as of June 20, 2003, to the Pooling and Servicing Agreement, dated as of February 26, 2003, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank Minnesota, National Association and Wachovia Bank, National Association, as trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

June 20, 2003
                                       /s/ Susan M. Hughes
                                       -----------------------------------------
                                       Susan M. Hughes
                                       Vice President

                                INDEX TO EXHIBITS




                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
(EX-4)                    Amendment No. 1, dated as of June 20,          E
                          2003, to the Pooling and Servicing
                          Agreement, dated as of February 26,
                          2003 among Wells Fargo Asset
                          Securities Corporation, Wells Fargo
                          Bank Minnesota, National Association
                          and Wachovia Bank, National
                          Association, as trustee.